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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-91578, 333-13589, 333-17355, 333-21943, 333-38827 and 333-39523.


                                                 ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
  March 29, 2000